EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2008 (the “Report”) by National Coal Corp. (“Registrant”), each of the undersigned hereby certifies that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 31, 2009	/s/ Daniel A. Roling
Daniel A. Roling
Chief Executive Officer

Date: March 31, 2009	/s/ Michael R. Castle
Michael R. Castle
Chief Financial Officer